SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                        Exchange Act of 1934 (Amendment No. 1)


     Filed by the Registrant [x]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2)
     [x]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            The Charles Schwab Corporation
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Name of Registrant as Specified In Its Charter)

     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [x]  No fee required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:
               . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          2)   Aggregate number of securities to which transaction applies:
               . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          4)   Proposed maximum aggregate value of transaction:
               . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
          5)   Total fee paid:
               . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
               . . . . . . . . . . . . . . . . . . . . . . . . .
          2)   Form, Schedule or Registration Statement No.:
               . . . . . . . . . . . . . . . . . . . . . . . . .
          3)   Filing Party:
               . . . . . . . . . . . . . . . . . . . . . . . . .
          4)   Date Filed:
               . . . . . . . . . . . . . . . . . . . . . . . . .





          The following addendum has been appended to the proxy statement of The Charles Schwab Corporation as originally filed with the Securities and Exchange Commission on March 24, 1997:













          The Charles Schwab Corporation
          Addendum to page 12 of Proxy Statement



               The name and address of the stockholder that submitted the proposal included as Proposal No. 3 will be furnished by the Company promptly upon oral or written request directed to the Secretary of the Company, 101 Montgomery Street, San Francisco, California 94104.